COLLECTIVE

BRANDS INC.

Payless SHOESOURCE

COLLECTIVE LICENSING INTERNATIONAL

THE STRIDE RITE CORPORATION

Institutional Investor Conference

Thursday, September 27, 2007

Citi Building, New York

Forward Looking Statements

This presentation contains one or more forward-looking statements. Forward-looking statements are identified by words such as “will,” “expected,” and other similar words. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: the risk that the businesses will not be integrated successfully or will take longer than anticipated; the risk that the expected cost savings will not be achieved or unexpected costs will be incurred; the risk that customers will not be retained or that disruptions from the transaction will harm relationships with customers, employees and suppliers; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; changes in accounting treatment of any financings; changes in consumer spending patterns; changes in consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; the financial condition of the suppliers; changes in existing or potential duties, tariffs or quotas and the application thereof; changes in relationships between the United States and foreign countries; changes in relationships between Canada and foreign countries; economic and political instability in foreign countries, or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom we source are located or in which we operate stores or otherwise do business; fluctuations in currency exchange rates; availability of suitable store locations on acceptable terms; the ability to terminate leases on acceptable terms; performance of other parties in strategic alliances; general economic, business and social conditions in the countries from which we source products, supplies or have or intend to open stores; performance of partners in joint ventures; the ability to comply with local laws in foreign countries; threats or acts of terrorism or war; strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; congestion at major ocean ports; changes in commodity prices such as oil; and changes in the value of the dollar relative to the Chinese Yuan and other currencies; changes in intellectual property, customs and/or tax laws; litigation, including intellectual property and employment litigation; and the ability to hire and retain associates. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements. Please refer to the Company's 2006 Annual Report on Form 10-K for the fiscal year ended 2006 and Form 10-Q for the fiscal quarter ended August 4, 2007 for more information on these and other risk factors that could cause actual results to differ. Collective Brands does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Agenda

8:00 a.m.	1.	Matt Rubel	Collective Brands Overview
	2.	Eran Cohen	Payless Marketing
	3.	Ted Passig	Payless Merchandising
	4.	Steve Gish	Payless Retail Operations
Break			
	5.	Rick Thornton	Stride Rite Overview
	6.	Pam Salkovitz	Stride Rite Children's Group
	7.	Shawn Neville	Keds
	8.	Craig Reingold	Sperry Top-Sider
	9.	Richie Woodworth	Saucony
	10.	Bruce Pettet	Collective Licensing International
Break			
	11.	Darrel Pavelka	Collective Brands Supply Chain
	12.	Rick Porzig	Collective Brands Financials
	13.	Doug Treff	Collective Brands Financials
	14.	Matt Rubel	Collective Brands – Wrap Up
		Q&A	All
11:45 a.m.	Adjourn		

COLLECTIVE

BRANDS INC.

Payless

COLLECTIVE LICENSING INTERNATIONAL

STRIDE RITE

investor conference 2007

Matt Rubel - Chief Executive Officer and President

COLLECTIVE BRANDS INC.

Collective Brands

Vision

To create the preeminent, consumer-centric, global footwear, accessories and lifestyle brand company

- Reaching customers through multiple price points
- Through retail, wholesale, licensing and e-commerce selling channels



COLLECTIVE BRANDS INC.

Collective Brands

Portfolio

Building off of a foundation of complementary units with distinct missions

Payless

Democratizing fashion through nearly 4,600 retail stores

AIRWALK, ABAETÉ, Champion, Lela Rose, alice + olivia, American Eagle, Dexter, American Ballet Theatre Spotlights

COLLECTIVE LICENSING INTERNATIONAL

Brand management and global licensing of youth, lifestyle and high-quality fashion athletic brands

AIRWALK, LTD, Vision Street Wear, DUKES, SIMS, LAMAR, genetic, hind

THE STRIDE RITE CORPORATION

High-quality branded, casual and children's footwear through wholesale and retail channels

stride rite, SPERRY TOP-SIDER, saucony, Keds, ROBEEZ, TOMMY HILFIGER FOOTWEAR

COLLECTIVE BRANDS INC.

Collective Brands
Differentiates

Hybrid business model

- As global footwear and lifestyle brand company, Collective Brands is more diverse as a result of breadth of brands, price points, and customer segments
- Diversification of business model, to include wholesale and licensing, should drive sales, profitability and returns

Well-recognized portfolio of brands

- Portfolio includes: Airwalk, American Eagle, Champion, Keds, Saucony, Sims, Sperry Top-Sider, Stride Rite, Tommy Hilfiger footwear, and proprietary designer programs
- Supported by brand building capabilities and design expertise

Market place positioning

- Industry leading market share in children's footwear
- Broad range of price points servicing mass market to higher-end consumers
- Positioned to capitalize on key industry growth trends in branded, children's, and casual footwear

Vertically-integrated, highly efficient supply chain

- New distribution centers that improve speed-to-market, better serve stores, and reduce transportation costs
- Large scale provides opportunity to lower unit costs
- Merchandise distribution systems and processes optimize working capital utilization

Collective Brands
A Global Footwear, Accessories and Lifestyle Brand Company


Sales (in millions)


EBITDA (in millions)

Market Leader

- One of the world's largest footwear companies with nearly 4,900 retail stores
- Approximately 220 million pairs sold worldwide
- 1 out of 5 children's shoes sold in U.S.
- Well-positioned to drive sales and earnings through growth and synergistic initiatives

Note: EBITDA equals sum of Payless operating profit from continuing operations and Stride Rite operating income plus depreciation and amortization. Sales and EBITDA represent the totals as reported by the companies for their respective fiscal years.

Collective Brands

Strategic Rationale for Stride Rite Acquisition

- Capitalizes on key industry growth trends
  - Branded footwear outpacing private labels
  - Children's footwear growing faster than other age segments
  - Casual footwear segment accelerating
  - Off-mall retail channel opportunity for Stride Rite
  - E-commerce channel growth
  - International opportunities
- Competitive advantages
  - Expanded brand portfolio
  - Addresses broad range of price points for targeted consumers
  - Extends channel diversification and improves ROIC with less capital-intensive wholesale channel
  - Establishes preeminent position in children's footwear
  - More efficient organization with greater scale
  - Leverages vertically integrated operations

COLLECTIVE BRANDS INC.

Collective Brands

Payless ShoeSource Overview

Payless ShoeSource: a family footwear specialty retailer for over 50 years, building an emotional connection with customers through a new fashion commitment, brand messaging and enhanced store experience

Scale

- Sales of $2.8 billion
- 10.9% market share (units)
- 4,560 stores
- 15 countries and territories

Broad Customer Base

- Nearly 600 million customer visits annually
- 99% brand awareness with women
- 90% brand awareness with men
- Strong customer frequency
- High customer loyalty
- 41% of customers incomes >$50K

Sources: NPD and Collective Brands

Payless Sales Composition (in $)



51%
25%
16%
8%
Women's
Children's
Men's
Accessories

Payless Real Estate Composition



25%
41%
11%
13%
7%
Mall
Strip center
Free standing
Jr. center
Central bus. district
Shopko

COLLECTIVE BRANDS INC.

investor conference 2007

Eran Cohen – Senior Vice President; Chief Marketing Officer

COLLECTIVE BRANDS INC.

Payless

Effective Brand Marketing

- drive store & online traffic with effective sales promotions
- deliver inspiring, clear brand & product messaging
- build & leverage a portfolio of brands focused on distinct customer lifestyles and taste levels
- build deeper customer relationships & understanding


on-trend targeted product
effective brand marketing
emotional connection with customers
efficient operations
great shopping experience

COLLECTIVE BRANDS INC.

Payless

Drive store & online traffic with effective sales promotions

2006 advertising:

- Total spend of $113 million
- Generated over 5 billion impressions
- Deployed against broad array of media
- Allocated 13% to Hispanic media
- Dedicated African American media

Advertising spend as a percentage of total sales has remained consistent.

	A/S	y-o-y chg (bps)
2005	4.00%	0
2006	4.00%	0
YTD 2007	4.70%	+10

Payless

Drive store & online traffic with effective sales promotions

delivered through :

- television
- radio
- fashion magazines
- weekly magazines
- newspaper inserts
- in store
- online
- promotions
- public relations



television campaign: "elevator"



newspaper insert





fashion print: *Vogue, Glamour, Elle, Lucky, InStyle, Essence*

Payless

Drive store & online traffic with effective sales promotions

in 2006, public relations generated over 1.7 billion impressions

- primarily targeting women/moms
- focus on placement in fashion oriented print and TV
- key resources for women on what's hot and where to buy
- product placement
- product integration
- fashion week presence
- buzz


ESSENCE
LISTEN TO YOUR HEART
ELLE
ACCESSORIES
750+
20 SEXY SANDALS
InStyle
O
style file
black&white

product placement

Payless

Build & leverage a portfolio of brands

American Eagle



American Eagle

- founded in 1982 as an international brand of youth-oriented footwear for all occasions
- American Eagle complements the denim-to-dance lifestyle and spirit of today's youth
- offers the styles that are relevant to them, reflecting popular culture, and fitting in their budget
- my life. my friends. my style.

Program Growth

- launched Q1 '07
- account for 5 of top 25 seasonal lots
- 45% increase in Junior sales



Cammie $18.99 Kylie $19.99 Quad Sport $39.99

Payless
Build & leverage a portfolio of brands

American Ballet Theatre

- Committed to provide students with opportunity to experience and learn about ballet
- Gives girls the opportunity to explore and express themselves by offering high quality dance footwear at Payless value

Program Growth

- Launched Q1 '07
- 28% increase in dance sales*
- Available in 2,900 stores
- Arts & Business Council of New York 2007 Encore Award Winners



Ballet Shoe $15.99 | Tap Shoe $19.99 | Jazz Shoe $22.99



COLLECTIVE BRANDS INC.

*ABT for Spotlights dance stores vs. non-ABT stores

Payless
Build & leverage a portfolio of brands

Dexter

Dexter

- Founded in 1957, Dexter has a strong heritage and is renowned for its tradition of quality, timeless, classic designs
- Lifestyle brand inspired by spirited and confident young men and women setting out to live the American dream
- Dexter inspires a new generation with the energy, spirit and optimism of American life, style and design

Launch

- Soft launch early Q4 2007 in 700 stores
- Q1 2008
- In Store POP, Print, and Newspaper Inserts





COLLECTIVE BRANDS INC.

Payless
Build & leverage a portfolio of brands

Abaeté



ABAETÉ FOR PAYLESS

Laura Poretzky

Design inspiration:
"American International"

Collection includes:
women's shoes, handbags, sunglasses, and watches

Distribution:
available in approximately 400 stores





Flavin Platform $25 | Audrey Pump $30 | Debra Wedge $25 | Cabri Boot $70

Payless
Build & leverage a portfolio of brands

Lela Rose



Lela Rose FOR PAYLESS

Lela Rose

Design inspiration:
"Classics with a Twist"

Collection includes:
women's shoes and handbags a small group of Teeny Toes shoes for infants

Distribution:
available in approximately 300 stores



Chancery Pump $25 | Birchin T-Strap $30 | Addie Hill Flat $20 | Turnmill Boot $40

Payless

Build & leverage a portfolio of brands

alice + olivia

alice + olivia™ FOR PAYLESS®



Stacey Bendet

Design inspiration:

"Contemporary Retro"

Collection includes:

women's shoes, may expand to sunglasses and accessories

Distribution:

collection will debut in Spring '08 in approximately 300 stores



Olivia   Olivia   Lousia   Adian

COLLECTIVE BRANDS INC.

Payless

Build & leverage a portfolio of brands

Determine brand portfolio sales for each brand opportunity

Grow % branded through acquisition and development

Portfolio goal of 70 to 80% branded over time


Sales of Branded Footwear
% of Product Portfolio
50
45
40
35
30
25
20
15
10
5
0
30.1
30.3
33.1
30.2
41.9
44.1
Q1 2007
Q2 2007

COLLECTIVE BRANDS INC.

Payless

Build & leverage a portfolio of brands

Brand profitability per facing has been consistently higher versus non-brands



Diff. in Gross Profit $ per Facing
Rate Over Which Brands Exceed Non-Brands
35%
30%
25%
20%
15%
10%
5%
0%
19.8%
23.5%
33.3%
2005
2006
2007E

COLLECTIVE BRANDS INC.

Payless

Build deeper customer relationships & understanding

Consumer Insight Tools

- A&U (Attitudes and Usage)
- Advertising Tracking
- Customers Satisfaction Tracking
- Focus Groups
- Consumer Ethnographies
- Syndicated Research

New Initiatives

Expand CRM capabilities in order to better understand our customers, develop one-on-one customer relationships and drive customer lifetime value

- Ended Q2 '07 at 7MM phone numbers, 14.8% over target
- First Direct Mail Test programs from CRM data to be deployed Q3 and Q4

Build and leverage the Payless co-branded credit card to increase our customer data and knowledge, grow the brand and drive sales

- Banking partner: Barclay's
- Cardholder rewards
- Pilot program Q1 '08

COLLECTIVE BRANDS INC.

Payless

Effective Brand Marketing

Internal and external research indicates increase in…

Advertising Awareness

- 4 percentage point increase to 74% in Q2 '07

Advertising Effectiveness Index (measure of saliency and persuasiveness)

- 34 percentage point increase to 141% in Q1 '07

Brand Perception

- 10 percentage point increase "place you go to first for what's new in shoes" since '05
- 15 percentage point increase "current fashion styles at same time as better department stores" since '05

Brand Differentiation Scores

- 59 percentage point increase '05 to '06

Value Perception

- increased to 87% in '06 from 80% in '05

Overall

- 10 percentage point increase "Is a store you really enjoy shopping for shoes" since '05

*A&U data '06 and Q1 '07 and BAV 2006

COLLECTIVE BRANDS INC.

investor conference 2007

Ted Passig, SVP/GMM - Women's & Accessories

COLLECTIVE BRANDS INC.

Payless

Emotional Connection

- building emotional connection with customers through on-trend targeted product
- original design with trend elements that are timely, distinctive and relevant


on-trend targeted product
effective brand marketing
emotional connection with customers
efficient operations
great shopping experience

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

How Do We Deliver

1. Thru the use of our Product Creation Calendar
   - Cross functional work between Buying, Design, and Product Development
2. Store Group Line Reviews and Marketing Execution Meeting
   - Cross functional work between Buying, Distribution, Planning, Stores, Marketing, Design, and Product Development


on-trend targeted product
effective brand marketing
emotional connection with customers
efficient operations
great shopping experience

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Product Creation Calendar

- Seasonal Prep
  - Trend Presentation
  - Europe Travel
  - Rapid Tests
- Product Creation Team Kick-off
- Concept Review
- Design Review
- Initial Prototype Review

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Seasonal Prep

- **Trend Presentation**
- Europe Travel
- Rapid Test


materials
fabric: houndstooth, plaids
burnished leather
pebbled leather
waxy leather
croco
corduroy
colors
brown
tan
taupe
grey
loden
wine
teal
Menswear

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Seasonal Prep

- Trend Presentation
- **Europe Travel**
- Rapid Test



COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Seasonal Prep

- Trend Presentation
- Europe Travel
- **Rapid Test**


HF 0926-19


HF 0926-20
BLACK & WINE
FAUX SUEDE

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Store Group Line Review and Marketing Execution Meeting

- **Big Ideas**
- Flow by Month for the period
- Front of Store

COLLECTIVE BRANDS INC.

Payless
Big Idea – Menswear







Classic Man-tailored looks Feminized

Color: Earth tones in the Tans, Browns, and Loden green are key. Red to Wine and Grays are also important.

Key Materials: Smooth finishes in calf and box. Burnished & Tumbled Croco, Herringbone, Houndstooth & Plaid Fabrics

Key Details: Menswear Details: Pinking/Perfing, Covered Buckles, Kilties & Tassles Button Details, Whiplacing/ Stitching Details

Dept	%Ttl
Dress	36%
Sandals	2%
Casuals	30%
Boots	32%
Women's Total	33%

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Store Group Line Review and Marketing Execution Meeting

- Big Ideas
- **Flow by Month for the period**
- Front of Store

Product Review Proportions


Junior, 37%
Traditional, 19%
Updated, 32%
Fashion, 12%

by customer type


High, 17%
Flat, 19%
Mid, 28%
Low, 27%

by heel height

COLLECTIVE BRANDS INC.

Payless
On Trend Target Product

Store Group Line Review and Marketing Execution Meeting

- Big Ideas
- Flow by Month for the period
- **Front of Store / FSI**



fabulous
savings
for fall
30% off
19.99
24.99
Payless

Fall Preview FSI

Payless
On Trend Target Product



American Eagle
womens
bogo
AIRWALK
BUY ONE
GET ONE

Back to School free standing insert

Payless

On Trend Target Product

Emotional Connection with the Consumer

A Platform to Build Segmented Product

- Segment: By customer
- Segment: Customer by Brand
- Segment: By Good, Better, Best
- Segment: "Halo" Business
- Segment: Exclusive Product


on-trend targeted product
effective brand marketing
emotional connection with customers
efficient operations
great shopping experience

Payless

On Trend Targeted Product

Effective Brand Marketing – A Platform to Build Segmented Product

Segment by Customer:

Example: Men's Dress

Traditional	Updated	Fashion	Junior
Dexter	Dexter	state street	American Eagle
			
Reg $39.99/Sale $34.99	Reg $39.99/Sale $34.99	Reg $34.99/Sale $29.99	Reg $29.99/Sale $24.99

Payless
On Trend Targeted Product

Effective Brand Marketing – A Platform to Build Segmented Product

Segment Customers by Brands:

Example: Canvas Junior Fashion Product:

American Eagle	AIRWALK
	
Reg $18.99/Sale $16.99	Reg $19.99/Sale $16.99

COLLECTIVE BRANDS INC.

Payless
On Trend Targeted Product

Effective Brand Marketing – A Platform to Build Segmented Product

Segment by Good, Better, Best

Example: Women's Running Shoes

Good	Better	Best
Cross Trekkers	Champion	Champion
		
Reg $17.99/Sale $15.99	Reg $27.99/Sale $19.99	Reg $34.99/Sale $27.99

COLLECTIVE BRANDS INC.

Payless

On Trend Targeted Product

Effective Brand Marketing

- "Halo" Key Business
- Example: Lela Rose



LelaRose FOR PAYLESS

teeny toes LELA ROSE COLLECTION





$25.00-$30.00

$15.00-$17.00

Payless

On Trend Targeted Product

Effective Brand Marketing – A Platform to Build Segmented Product

- Provide Exclusive Product
- Example: Disney – Direct to Retail – Hannah Montana



HANNAH MONTANA



Reg $17.99-$19.99/Sale $14.99-$17.99

Payless
On Trend Targeted Product

Private Labels provide platforms to balance for our business

- Private Label - prudently managed, develop an emotional and rational connection with our customers
- Private Label – offer an appropriate selection of opening price point product
- Private Label – offer a platform for niche business that matter to our customers

Payless
On Trend Targeted Product

Private labels, prudently managed, develop an emotional and rational connection with our customers:

Example: Smart Fit: Inspiring, playful style: Mom's Trust, Kids Love





smartfit®



Payless

On Trend Targeted Product

Private Labels offer an appropriate assortment of opening price point product.

Example: Women's

PREDICTIONS · LOWER EAST SIDE · Cross Trekkers



Reg $14.99/Sale $12.99



Reg $15.99/Sale $12.99



Reg $14.99/Sale $12.99

Payless

On Trend Targeted Product

Private Labels offer an appropriate assortment of opening price point product.

Example: Men's

HUNTER'S BAY · state street · Cross Trekkers



Reg $22.99/Sale $19.99



Reg $24.99/Sale $19.99



Reg $19.99/Sale $16.99

Payless

On Trend Targeted Product

Private Labels offer an appropriate assortment of opening price point product.

Example: Kids

smartfit	smartfit	smartfit
		
Reg $9.99	Reg $12.99/ Sale $9.99	Reg $9.99

Payless

On Trend Targeted Product

Private Labels platform niches business that matter to our customers.

Example: Safety Step Slip Resistant Technology

safeTstep

Women's:

PREDICTIONS	Cross Trekkers
	
$27.99	$22.99

Payless

On Trend Targeted Product

Private Labels platform niches business that matter to our customers.

Example: Safety Step Slip Resistant Technology

safeTstep® SLIP RESISTANT FOOTWEAR

Men's:

HB HUNTER'S BAY®

Cross Trekkers®



$34.99



$24.99

investor conference 2007

Steve Gish – Senior Vice President Retail Operations

COLLECTIVE BRANDS INC.

Payless

Great Shopping Experience

- passionate & skilled store teams
- friendly helpful service
- consistent in-store execution
- enticing & easy-to-shop experience through store design
  - fashion lab store design
  - hot zone design


on-trend targeted product
effective brand marketing
emotional connection with customers
efficient operations
great shopping experience

COLLECTIVE BRANDS INC.

Payless
Great Shopping Experience

passionate and skilled store teams

recruiting, hiring and training the right people

- testing e-recruiting technology to increase the pool of applicants
- implementing a revised hiring survey used in the applicant screening process that better predicts performance of store associates
- upgrading talent acquisition tools for our field leadership and utilizing pulse surveys to focus on strengths and opportunities
  - store manager competencies
  - recruiting materials

COLLECTIVE BRANDS INC.

Payless
Great Shopping Experience

passionate and skilled store teams

recruiting, hiring and training the right people

- implemented a field training organization to develop and deliver focused curriculum for:
  - District Manager University (DMU) – 3 times per year for 4-5 days
  - Store Manager University (SMU) – 3 times per year for 1 day
  - Store Associate University (SAU) – all new hires within their first 30 days for 4 hours
  - technology training
    - registers
    - scanners
    - labor scheduling
    - Payless Central
  - focused our store communication to:
    - engage the associate on building the brand
    - explain the relevance of our operating model
    - reinforce the importance of the associates role

COLLECTIVE BRANDS INC.

Payless
Great Shopping Experience

friendly, helpful service: brighten SMILES

driving increases in same store sales, conversion,
dollars per transaction and improvement in customer satisfaction

- interacting with our customers in tailored ways based on their specific needs
- streamlining our operations so we have more time to spend with our customers
- changing the way we manage and coach our associates
- measure results through customer survey on six key touch points, and store conversion
- results on Brighten SMILES have been positive
  - consistent lift in conversion rate – achieving approximately 40 bps improvement YTD, on top of approximately 20 bps improvement in 2006. Conversion improvement directly translates into comp sales improvement.
  - customer satisfaction scores on the behaviors maintaining approximately 300 bps improvement achieved in 2006 with rollout of Brighten SMILES

COLLECTIVE BRANDS INC.

Payless
Great Shopping Experience

consistent in-store execution

balancing tasks with serving the customer

- implemented a new field operating model that increases store visit frequency by District Manager
  - store visit scorecards create key focus opportunities
  - establishes and reinforces consistent operating standards across 190 District Managers
- focused execution on 3 customer-centric tasks:
  - shipment processing – all shipments are processed and in-rack within guidelines
  - rack representation - all lots are represented in each size
  - promotional tagging – all promotional items are tagged within guidelines
- implementing a labor scheduling tool in U.S. Test stores rolled out in late 2006 are experiencing positive sales increases. Tool in all stores at end of 2007.
- utilizing technology to reduce tasks and enhance customer experience in North America (e.g. new POS equipment, in-aisle scanners)

COLLECTIVE BRANDS INC.

Payless
Great Shopping Experience

introduced a new store design that elevates the shopping experience and our status as a specialty store destination

for our customer, the in-store experience is:

- more vibrant and engaging
- an irresistible invitation to shop
- easier to navigate – more trends and shoes on display with easy-to-find sizes
- brand-building – with clean lines and fun, modern graphics
- currently have 20 fashion lab stores with plans of ending 2007 with 23 stores


Payless
SHOESOURCE

Payless
Great Shopping Experience

Fashion Labs will be focused on entering key new properties for Payless. 2007 examples include:

Lexington Avenue – New York
Oakbrook – Chicago
Old Orchard – Chicago
Galleria - Dallas
Valley Fair – San Jose





Payless
Great Shopping Experience

Hot Zone format improving consumer experience – a design that's working

- by end of 2007, there will be 484 hot zone stores, and it is the design for all remodels and almost all new stores
- designed to inspire customers with the of-the-moment trend stories she's seeking
- new display tables and low gondolas open up sight lines and spotlight fashions in front of store
- customers continue to shop by size in back of store
- 2Q07 customer satisfaction scores on Hot Zone were 160 bps higher than the Payless average

key issues identified by our Hot Zone
- too much capacity removed from our higher volume stores when remodeled
- training on customer journey

actions
- capacity retrofits completed on 14 stores
- training procedures developed and customer satisfaction now higher than Payless average


Payless
SHOESOURCE

Payless
Great Shopping Experience

Hot Zone Store




womens

investor conference 2007

Rick Thornton, President and Chief Operating Officer – Stride Rite

COLLECTIVE
BRANDS INC.

Stride Rite
Overview

Stride Rite 2006 Sales Composition (in mil.)
total sales: $707 million



$80
$10
$54
$287
$113
Stride Rite Children's Group
Keds
Sperry Top-Sider
Saucony
Tommy Hilfiger Footwear
Robeez
International



International
$80
Domestic: $627

Note: Sales as reported in Form 10-K. Chart excludes $14 million of elimination of inter-company sales.

COLLECTIVE
BRANDS INC.

Stride Rite
Objectives

- Build upon Stride Rite's position in U.S. marketplace as premier children's footwear brand
- Build Sperry Top-Sider into global nautical lifestyle brand
- Build Keds into global athletic lifestyle brand
- Leverage Saucony's authentic running heritage to build a greater global athletic and lifestyle footwear and apparel business
- Diversify channels and geographies to drive profitable growth
- Build powerful e-commerce platforms across all brands

Stride Rite
Market place perspective

- Very diverse base of wholesale customers
  - Department stores, independent running and athletic specialty footwear stores, family footwear, outdoor and marine channels
  - No single customer near 5% of wholesale business
- Major trends include growth in lifestyle and casual footwear and select segments in active and athletic categories
  - Sperry Top-Sider brand can be platformed to further grow men's and significantly expand women's through footwear product extensions and the addition of apparel & accessories.
  - Saucony gaining share in athletic running category

Stride Rite
Benefits of Collective Brands Formation

- Leverage sourcing strength to maximize product price/value
- Leverage best-in-class supply chain management
- Leverage design expertise and NYC design center
- Tap into unique resource of Collective licensing
  - Exclusive Airwalk line in Stride Rite
- Utilize CBI corporate core platforms to leverage scale and increase market knowledge and operational expertise

Stride Rite
Brand President Profile

- Pam Salkovitz – President, Children's Group
  - 5+ years at Stride Rite
  - Group President, Retail - Jones New York/Nine West Group
- Shawn Neville – President, Keds
  - 3+ years at Stride Rite
  - President & CEO, Footaction USA; VP of U.S. Sales & Marketing, Reebok Int'l; President of Reebok France
- Craig Reingold – President, Sperry Top-Sider
  - 6+ years at Stride Rite
  - VP Sales, Ariat International; VP Sales, Keds
- Richie Woodworth - President, Saucony
  - 4+ years at Stride Rite
  - President, Tommy Hilfiger footwear; President, NHL Enterprises; President, Greg Norman Collection

investor conference 2007

Pam Salkovitz, Brand President - Children's Group

stride rite

Life's waiting. Let's go

Stride Rite Children's Group

Building the world's premier brands of children's footwear

A unique retail/wholesale model

- Sales of approximately $300 million
- Multiple premium children's brands
- Over 300 company-owned stores
- Multi-channel distribution in over 4,000 doors

stride rite

stride rite children's group portfolio

Brand	Positioning	Price Points
stride rite	Kids specific appropriate styling and technology	Moderate to Premium
ROBeez	Unique pre-walkers for all occasions	Premium
SPERRY TOP-SIDER	Rugged outdoor performance styles for boys	Moderate to Premium
	Fresh American classic style	Moderate
saucony	Authentic performance athletic	Moderate to Premium
Børn	Works of art for the feet	Premium

stride rite

stride rite brand overview

- Leading children's footwear brand with over 80 years of expertise in the development of children's shoes
- 90% brand awareness with almost 4% US market share
- Over 11 million pairs sold annually
- #1 premium brand of children's non-athletic shoes
- #1 brand for first walkers
- Largest premium retailer of children's non-athletic shoes
- Industry recognition for excellence in design, store performance and consumer communication

Sources: Stride Rite A&U Study 11/06
NPD 2006/YTD 2007 data

stride rite

Stride Rite Retail Store Economics

Square footage per store

- Specialty stores, 1,228 square feet
- Outlets, 2,856 square feet

Average annual sales per comp store

- Specialty stores, $582,000
- Outlets, $963,000


stride rite

stride rite.

SRCG – shoes for kids aged 0-9


Age > 5
28%
Age <3
39%
Age 3-5
33%

girl/boy mix is 55%/45% respectively in total age range

stride rite.

SRCG wholesale channel breakdown

Sales by Channel

2007


4%
12%
25%
6%
22%
31%
Licensed Dealers
Trade
Premium Dept Stores
Dept Stores
Family
Internet

- Department store distribution fueled by Nordstrom's and Dillard's
- Trade accounts totaling approximately 900
- Licensed Dealers are over 150 doors

stride rite.

SRCG shopping venues

Premium specialty – 222 doors


stride rite

Outlets – 98 doors


SPERRY

E-commerce site


stride rite

Macy's shop-in-shop – 7 doors



SRCG marketing

Create a relevant brand image that balances emotional/rational appeal

<u>Raise Brand Awareness:</u>

- National print and product specific TV advertising in targeted media
- Aggressive PR activities include editorial placements, market media tours, celebrity seeding and medical pediatric endorsement brochures
- www.striderite.com has over 3.3 million page reviews annually and features new product updates and promotions



<u>Increase Consumer Loyalty:</u>

- New Mother Direct Mail Program: 1.4 million mailings sent annually to acquire new consumers
- Consumer Retention Program: Targets Stride Rite consumers within 90 days of a brand purchase with approximately 4 million touches sent annually through direct mail and email


Baby shoes designed
for every stage of
development, including
center stage.

stride rite.

sales drivers – product that demonstrates ability to:

• build superior quality & fit • innovate • appeal to kids and moms


Natural Motion System
1
2
3
Toddler Tech
XTREME GRIP SYSTEM
XGS
SUPERBALL SHOE
Bouncy Balls in every shoe!
creepy. crawly. cool.
CREATURE FEATURES

stride rite.

opportunities for retail growth

- Opportunity to utilize portfolio of CBI brands to further expand retail venues
- Combine best practices between Payless and Stride Rite shop-in-shop concepts for continued growth
- Ability to tier CBI brands with premium offerings exclusively in Stride Rite specialty doors
- Combined real estate and store planning functions will garner substantial leverage with developers and vendors
- Gain efficiencies in store operations with focus on training and customer service

stride rite.

go forward priorities

- Retail - Improve store productivity through:
  - merchandising initiatives such as introduction of skate
  - broader price point offerings
- Wholesale:
  - Further penetrate newer kids brands of Sperry, Saucony and Robeez
  - Build platform for international expansion
  - Maintain leadership position for Stride Rite and build portfolio of differentiated market leading brands
- Maximize website to convert consumers and grow e-commerce business

stride rite.

Stride Rite Children's Group

stride rite

Life's waiting. Let's go.

investors conference 2007

Shawn Neville, Brand President - Keds

Keds

GRASSHOPPERS

PRO-Keds

Situation Analysis

- **Brand sales stabilizing in US**
  - New Consumers (15-25) offsetting core 40+ consumer declines
  - New Product sales offsetting core classic product decline
  - Premier distribution growing, Mid-Market stabilizing, Value Channel "right sized"
  - Brand repositioned to leverage heritage and unique market position
- **International sales have tripled in the last three years and have significant potential to grow**
  - Keds % of business Internationally has grown from 3% to 10% of business
  - Keds Champion line fueling growth and has largest potential due to direction of consumer preferences
  - Western Europe is fastest growth region
- **Keds Gross Margin %, Average Selling Price, and Operating Margin % have improved**
  - Retail ASP has increased from approximately \$20 to \$24 in three years
  - Gross Margin improved from mid-30s to mid-40s over last 3 years
  - CBI acquisition creating operating and sourcing leverage

Keds

Keds Opportunities

- **Consumer**
  - Leverage differentiated brand position to inspire consumers and build brand equity
  - Target brand to mid 20's consumer to better influence both new and existing consumers
- **Product**
  - Improved product innovation through;
    - Enhanced design, materials and graphics
    - Incorporating "technology" to improve comfort, fit and support
    - Building existing and new product platforms
- **Distribution**
  - Stabilize US market through building both the Premier and Mid-Market
  - Build International business – Western Europe and Canada
- **Operating Profit**
  - Increase retail ASP to $30+ over next two years
  - Achieve operating leverage through top-line sales growth and improved operating efficiencies through CBI – sourcing, inventory management, logistics, planning

Keds Vision – Inspire Consumers to be Authentic, Confident and Cool!

Authentic	Confident	Cool
▪ Genuine ▪ Original ▪ Trusted	▪ Optimistic ▪ Self Expressive ▪ Intelligent	▪ Engaging ▪ Stylish ▪ Fun







Keds Brand Position: An iconic American brand rooted in our **tennis heritage** and classic **Hollywood style**. Keds inspires consumers around the world to be **self-expressive, confident, optimistic and cool.**

Consumer Targets – Keds Women

Keds

	Age 17		Age 24		Age 40	
						
Age:	17 Years Old		24 Years Old		40 Years Old	
Life Stage:	High School Senior		First Job Out of College		2 Kids and Career	
Fashion Influences:	Jr. and Adult Fashion Magazines, Friends and Alpha Girls, Celebrity, Music		Fashion Magazines, Colleagues and Friends, Celebrity, Music		Friends, Younger Colleagues at Work, Fashion Magazines, Celebrity (Not admitted)	
*Keds Perceptions (U.S.)	2006	2007	2006	2007	2006	2007
Brand Awareness	84%	86%	90%	90%	93%	94%
Future Purchase Intent	31%	46%	35%	38%	45%	61%
Keds Are Brand For Me	31%	44%	25%	32%	47%	47%
Keds Are Cool	32%	47%	26%	34%	43%	47%
Keds are Stylish	33%	49%	28%	36%	46%	45%
Keds Are Comfortable	43%	52%	35%	42%	46%	50%

* Source: Russell Research (15-18, 19-40, 41-50)

- Keds perceptions have improved but needs to further progress, especially in the 19 – 40 segment, 40% of market

Keds

Athletic / Lifestyle Competitive Landscape



High Performance Leader
Low Tech / Utility
Traditional
Fashion Leader (18 – 30) Market
Under Armour
Nike
Saucony
Asics
New Balance
Adidas
PUMA
Reebok
Converse
K-Swiss
Vans
Easy Spirit
2007
2004
Keds
2004
2007
2007
Keds
2009
Lacoste
Polo
DC Footwear
Skechers
Rocket Dog
KEY
Under $200M
$200M-$500M
$500M-$1B
$1B+

Source: Keds Internal Assessment

- Keds potential is to be a fashion leader in the Athletic Lifestyle Market

Keds

Women's Product Platforms – Heritage

Since 1916, Keds has represented authenticity, quality, performance and style. Worn by fashion icons, leading actresses and athletes from every decade, Keds has been a symbol of style and innovation throughout the 20th century. Today, Keds bursts back onto the fashion scene and designer runways with new takes on its iconic styles. These authentic classics are true to their originals, but infinitely cooler in the sequels.

CHAMPION

RAVE AND CRAZE



Keds

Women's Product Platforms – Kedettes


Kedettes

A mix of heights on vintage uppers and prints infuse classic 40's styling, with today's fashion details and attitude. Our classic flat mixes elegance and fun with stylish prints and patterns. Rock poster artist, Eleanor Grosch adds to the collection with her signature animal prints.

The new mini wedge offers a stylish, dressy alternative with all the ease and confidence of a flat. Also from the archives and re-vamped for 2008, the new high wedge combines timeless femininity with a preppy look.

SKIMMERS

WEDGES


Keds
ELEANOR

Keds

Product Plan – Introducing Hampton Sport

Classic, athletic, comfort and style! Introducing the new Hampton Sport Collection. Infusing fun and fashion with comfort and classic styling, the new look includes sporty, active uppers, mesh detailing and liners, and fun colors accents. With a new MJ silhouette and a trend-right approach to color, this collection provides a preppy yet feminine look for the active, athletic woman.



More Comfort; New 2 piece EVA sock liner that provides 20% more energy return that reduces fatigue and enhances overall comfort

More stability support with molded heel cup and arch support



New 2 Color Outsole with Flex Grooves

New Fine Molded Logo Treatment

New Binding Detail

New foxing with Sport Notch





Keds

Keds Distribution Base (2004 – 2010)
Goal - Create Balanced Distribution Base

- **Build International and Premier US Foundation and Stabilize Mid Market**


Percent of Volume
100%
80%
60%
40%
20%
0%
Year
2004
2007
2010 GOAL
Direct - 4%
Premier US - 7%
Direct - 5%
International - 10%
Premier US - 17%
Mid Market US - 57%
Value US - 11%
Direct - 6%
International - 14%
Premier US - 19%
Mid Market US - 52%
Value US - 9%

- Keds growth in International and Premier US has been offset by Mid-Market and Value declines
- Largest growth potential is International (50%+ of global market) and US Premier (35% of US market), and US Mid Market (40% of US Market)

Keds

International – Build Momentum in Canada and Western Europe



Keds
LONDON
OFFICE
STONERIDGE

- International growth markets – UK, Germany, Canada – potential $20M+
- Mischa Barton popularity is greater in Western Europe, Canada and Australia
- Champion CVO is key product growth driver

Keds

Build Premium Position in All Channels of Distribution



NORDSTROM
Keds.com
bloomingdales
macys
KOHLS
SHOE CARNIVAL
Belk
DSW
RACK ROOM SHOES

- Keds Goal is to be leading Athletic Lifestyle brand in targeted Premier and Mid Market Retailers
- Product segmentation, customer specific marketing and leverage of National Advertising is key to success

Keds

Summary

Keys to Success

- **Consumer** – Build Brand Equity with 24 year old target
- **Product** – Enhanced Comfort/Fit, Platform Development, Textile/Graphic Leadership
- **Distribution** – Premium position in all channels of Distribution, International growth in Western Europe
- **Operational Efficiencies** – Leverage CBI Infrastructure

Keds

investor conference 2007

Craig Reingold, Brand President – Sperry Top-Sider

Current Situation

- Strong brand equity with a powerful heritage in the boat shoe category
- Positive brand momentum continues to create opportunities to diversify beyond seasonal boat shoe business and expand into new product categories
  - Men's and women's casuals, sandals, canvas and nautical sport
- Strong growth in women's is attracting new consumers to the brand
  - Women's has grown from 13% to 30% of total in 3 years
- Formation of Collective Brands will enhance Sperry Top-Sider overall business metrics



SPERRY

High Growth Brand

- $88 million in 2006 sales (domestic)
  - Approximately 3:1 men's versus women's
  - About 95% of sales in U.S.
- Annual sales growth over 20% in each of last two years
- Projected 2007 annual growth in sales of nearly 30%



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Men's
Women's
$58.9
$7.7
$51.2
$73.8
$17.8
$56.0
$88.3
$24.2
$64.1
$114.0
$34.5
$79.5
2004
2005
2006
2007E

Note: Years reflect former Stride Rite Nov-end fiscal year

2004-2007 Strategic Initiatives

Year-Round Resource

	2004	2005	2006	2007
Fall	39%	41%	42%	43%
Spring	61%	59%	58%	57%

Maximize Women's Opportunity

	2004	2005	2006	2007
Women's	13%	24%	27%	30%
Men's	87%	76%	73%	70%

Growth by Channel – 3-year CAGR



Premier Dept. Stores
Better Dept. Stores
Moderate Dept. Stores
Family Shoe
Indep. / Lifestyle
Marine/Outdoor

SPERRY TOP-SIDER GET WET

Sperry Top-Sider Is Building The Brand With 3 Consumer Segments

Core Consumer

- Long standing fan of the brand
- Men & women 40+, baby boomers
- Shops department stores and independent accounts



Adventurer

- Men & women 18-40
- Active, outdoor oriented
- Shops Dicks, Bass Pro, Gander Mtn., West Marine, etc.



Gen-Y

- STS is resonating with a younger Gen-Y consumer
- Men & women 16-24
- Into authentic brands and latest trends
- Shops Journey's, Finish Line, J.Crew



GET WET Marketing Strategy Effective In Raising Brand Awareness

- Premium media vehicles include GQ, WSJ, Outside, Coastal Living, Yachting, Women's Health, etc.
- Lifestyle and performance focus
- Sponsorships & events
- Strategy validated in various publications and selling channels




SPORT FISHING
SILVER KING

Sport Fishing Feb '07



J.Crew Spring '07 Catalog



Polo Rugby Store, 2007

SPERRY TOP-SIDER GET WET

2008 and Beyond

Sperry Top-Sider is building the momentum to grow into a mega nautical lifestyle brand for men, women and children with footwear, apparel and accessories to be sold worldwide in multiple distribution channels including its own retail stores.







Sperry Top-Sider Platforms for Growth

- Expand beyond boat shoes to become a stronger four season, year-round resource
- Build on initial success of women's Sperry Top-Sider in image/better dept. stores and marine/outdoor channels
- Expand internationally to become "the" global nautical lifestyle brand
- Expand beyond footwear with apparel

SPERRY TOP-SIDER GET WET

Expand Beyond Boat Shoes To Become Four Season, Year Round Brand

- Casual and rugged casual segment 10 times larger than boat shoe segment*
- Positive consumer acceptance to casual/ rugged collections
- Collective Brands sourcing efficiencies result in increased profitability, speed to market and faster inventory turn



Bluepoint
Bayside Buck
Mako Lug
Barracuda
Waterline
Waterline



*Source: NPD

SPERRY TOP-SIDER
GET WET

Build On Initial Success Of Women's Sperry Top-Sider In Image/Better Dept. Stores And Marine/Outdoor Channels

- Sperry Top-Sider women's business growing rapidly
  - From $7.7M in 2004 to estimated $34.5M in 2007
  - Women's non-athletic footwear market 3x men's in 2006*
- Sperry Top-Sider women's consumer is multi generational
- Consumer is open to brand extension beyond boat shoes. First half 2007 versus first half 2006 sales increases:
  - Vulcanized/canvas +177%
  - Casual +54%
  - Nautical sport +32%





*Source: NPD

SPERRY TOP-SIDER
GET WET

Sperry Top-Sider Women's

- Year-round resource growth opportunity



- Collaborating with Collective Brands' New York based design team for innovative designs, the latest in trends and materials, as well as sourcing cost efficiencies



SPERRY TOP-SIDER
GET WET

Expand Brand Internationally To Become "The" Global Nautical Lifestyle Brand

- Sperry Top-Sider 2007 international growth is projected to exceed 25% in 2007
  - Brand having initial success in strategic markets such as Canada, Australia, Italy and Latin America
- Leverage international infrastructure to build strategic markets
- Add dedicated resource focused on the international business
- Leverage U.S. marketing and imagery on a global basis


FEET
EXPERTS

SPERRY TOP-SIDER
GET WET

Expand beyond footwear with apparel

➢ **Our vision is to become "<u>the</u>" global nautical lifestyle brand for consumers who aspire to enjoy life in, on and around the water by:**

- Building on the momentum created by our footwear line and our leadership in performance boat shoes
- Targeting the core Sperry Top-Sider enthusiast who trusts and appreciates our brand; and is passionate about the water
- Offering nautically inspired performance product using innovative technology, comfort features and materials (deliver the Sperry Top-Sider DNA!)

SPERRY TOP-SIDER GET WET

Product Development

➢ **Incorporate visible and consistent Sperry Top-Sider "DNA" across entire apparel collection**

- Quick drying; water-friendly materials and fabrics with sun protection factor
- Authentic nautical details (grommets, zig-zag stitching, utilitarian silhouettes/pockets, etc.)
- All styles deliver functional performance that "fits" an active lifestyle in and of the water



SPERRY TOP-SIDER GET WET

Formation of Collective Brands Creates Opportunities For Top Line and Bottom Line Growth

Leverage product first cost purchasing →	Increased gross margin/profitability
Leverage factory base and buy strategy →	Increased profitability and speed to market
Leverage media purchasing →	Increased brand exposure to target consumer
Marketing collateral efficiencies →	Increased brand exposure to target consumer
Leverage women's design talent →	Drive women's business
Store build out →	Talent and capabilities to execute Sperry Top-Sider retail store strategy

SPERRY TOP-SIDER GET WET

LOYAL TO THE SPORT

saucony®

investor conference 2007

Richie Woodworth, Brand President - Saucony

areas of opportunity

- Continued growth in core Run-Specialty trade channel



- Grow share in Sporting Goods and Athletic Specialty channels by leveraging Saucony's technical footwear expertise and strong women's heritage



- Re-establish Saucony Originals; heritage based fashion/lifestyle product



run-specialty market

- Positive and noteworthy brand momentum in the Run-Specialty channel

US $ Share YTD Jun 2005	
Asics	30.4%
Brooks	16.1%
Nike	14.1%
NB	10.0%
Adidas	9.6%
Saucony	9.3%
Mizuno	8.4%

US $ Share YTD Jun 2006	
Asics	32.8%
Brooks	17.7%
Nike	11.4%
Saucony	10.5%
Mizuno	9.8%
NB	9.1%
Adidas	6.1%

US $ Share YTD Jun 2007	
Asics	29.5%
Brooks	18.0%
Saucony	12.4%
Nike	11.4%
Mizuno	11.2%
NB	10.0%
Adidas	4.8%

Source: Sports Research Partnership - 2007 Report

run-specialty market

- Drive Share Gains Across all Biomechanical Silos with our Core Six Styles
  - Relentless work and improvement in out-of-box fit, feel and ride



  - Continued evolution and improvement in our design aesthetic

run-specialty market

stability	Model	Intro Date	SRP	Key Competitor	2008 Goal
	Hurricane X	01/25/08	$130.00	Asics Kayano	17% market share vs. 14.5% LY
	Omni 6, 7	05/25/08	$100.00	Brooks Adrenaline	
	ProGrid Guide	02/25/08	$90.00	Asics 2130	
cushioning					
	Triumph	10/25/07	$120.00	Asics Nimbus	14% market share vs. 11.7% LY
	ProGrid Ride	05/25/08	$90.00	Mizuno Waverider	
motion control					
	ProGrid Stabil	10/25/08	$130.00	Brooks Addiction	12% market share vs. 9.1% LY

run-specialty market

- Leverage the Saucony brand asset to launch apparel
  - Capitalize on success/momentum of footwear
  - Provide a broader experience for Saucony consumers
  - Create synergies between footwear and apparel utilizing aesthetics, fabrications and techniques


HURRICANE

sporting goods

- Strategically grow our technical running footwear business in top door, full-service sporting goods and athletic specialty stores
  - Leverage market momentum from run-specialty to grow our running market



Hurricane 10 (w)
SRP $130



Triumph 5 (m)
SRP $120



Trigon 5 Ride (w)
SRP $90

- **Continue to grow our athletic running business, offering the Saucony fit & feel experience at volume price points**
  - Draft off the technical visual created at the high-end
  - Aggressive and trend-right color and material stories



Propel Plus NxGEN (m)
SRP $85



Cohesion (w)
SRP $50



Excursion TR 2 (m)
SRP $65

sporting goods

- Build visually compelling technology stories to draw younger athletic consumers to Saucony



- Drive margin gains by leveraging Collective Brands, Inc. Sourcing strength

re-establish Saucony Originals

Saucony

- Archival heritage based shoes targeted to youth culture, lifestyle consumers
  - Jazz is the cornerstone of the program



  - Trend-right color and material stories to keep collection fresh
  - Utilize Shadow 6000 and the Courageous to further develop the category





  - Leverage fashion resources within CBI Design Center and Collective Licensing

re-establish Originals

Saucony

- Develop relevant marketing initiatives to 18 – 24 lifestyle consumer
  - Launch e-commerce website as a leading vehicle for product + brand discovery
  - Create demand with limited-edition on-line exclusives
  - Activate brand evangelism with strategic seeding plan, word of mouth initiatives, on-line promotions, and event activation
  - Partner with niche "sneakerhead" publications for editorial credibility, event opportunities, on-line social forums and product seeding


SXSW
Pitchfork
SOLE

summary

- Continued focus on Run-Specialty Market
  - Retain loyal Saucony consumers and drive conversion through improved technical products
- Grow Sporting Goods & Athletic Specialty Business
  - Leverage technical product in top doors
  - Create visually compelling technologies and products to stand out amidst the clutter
- Re-establish Originals
  - Re-energize with great archived product that is trend-right
  - Create relevant marketing initiatives to connect with our consumer

saucony LOYAL TO THE SPORT

Investor Conference 11

investor conference 2007

Bruce Pettet – President & CEO, Collective Licensing International

COLLECTIVE LICENSING INTERNATIONAL

Collective Brand Licensing - Overview

- Founded in 2004
- Acquired by Collective Brands in April 2007
- Owner of 10 Brands Focused on The Youth Lifestyle & Athletic Fashion Marketplace
- Represented by Over 30 Licensees Operating in Over 100 Countries
  - Payless ShoeSource, The Sports Authority, The Forzani Group, Unioncon, Industrie, PT Mitra, Groupe Royer
- Achieving High Growth Rate in Both Revenues and Earnings with Operating Margin of 68%

COLLECTIVE LICENSING INTERNATIONAL

Vision

To create the pre-eminent youth lifestyle and athletic fashion branded licensing company in the world.

COLLECTIVE LICENSING INTERNATIONAL

Licensing – Collective Branded Licensing Model


IP
The Collective Process™
Brand Partners
Design
Marketing
Target Consumer

- Brand Sustainability is Maximized
- Greater Number of Consumer & Brand Experiences
- Consistent Global Brand Messaging
- Frequent, Two-Way, Consumer Interactivity with Brand

COLLECTIVE LICENSING INTERNATIONAL

Licensing – The Collective Process℠


Consumer Insight
Innovative Design
Brand Partners
Target Consumer
Creative Marketing

Consumer Insight:
- Global perspective
- Competitive landscape
- Purchased research
- Collective DNA

Innovative Design:
- Patterns/Molds/Shape
- Colors/Materials
- Technical Insight
- Graphic Design

Creative Marketing:
- Imagery/Advertising
- Athlete/Entertainment/Music
- Promotions/Events/Direct to Consumer
- In-Store/Packaging

B2C + B2B Web Platform

- World Class Brand Building
- Unique Brand Websites
- Custom B2B Platform
- Frictionless Information Sharing

COLLECTIVE LICENSING INTERNATIONAL


Nike Polka Dot Pack on Sept

CLI : Consumer Insight


Licensing – The Collective Process℠
Innovative Design
• Patterns/Molds/Shape
• Colors/Materials
• Technical Insight
• Graphic Design
Consumer Insight
Brand Partners
Target Consumer
• Global perspective
• Competitive landscape
• Purchased research
• Collective DNA
Creative Marketing
• Imagery/Advertising
• Athlete/Entertainment/Music
• Promotions/Events/Direct to Consumer
• In-Store/Packaging
B2C + B2B Web Platform
• World Class Brand Building
• Unique Brand Websites
• Custom B2B Platform
• Frictionless Information Sharing
COLLECTIVE LICENSING INTERNATIONAL


AIRWALK
CLI : Innovative Design


Licensing – The Collective Process℠
Innovative Design
• Patterns/Molds/Shape
• Colors/Materials
• Technical Insight
• Graphic Design
Consumer Insight
Brand Partners
Target Consumer
• Global perspective
• Competitive landscape
• Purchased research
• Collective DNA
Creative Marketing
• Imagery/Advertising
• Athlete/Entertainment/Music
• Promotions/Events/Direct to Consumer
• In-Store/Packaging
B2C + B2B Web Platform
• World Class Brand Building
• Unique Brand Websites
• Custom B2B Platform
• Frictionless Information Sharing
COLLECTIVE LICENSING INTERNATIONAL


CLI : Creative Marketing


Licensing – The Collective Process℠
Innovative Design
• Patterns/Molds/Shape
• Colors/Materials
• Technical Insight
• Graphic Design
Consumer Insight
Brand Partners
Target Consumer
• Global perspective
• Competitive landscape
• Purchased research
• Collective DNA
Creative Marketing
• Imagery/Advertising
• Athlete/Entertainment/Music
• Promotions/Events/Direct to Consumer
• In-Store/Packaging
B2C + B2B Web Platform
• World Class Brand Building
• Unique Brand Websites
• Custom B2B Platform
• Frictionless Information Sharing
COLLECTIVE LICENSING INTERNATIONAL


AIRWALK
CLI : B2B + B2C
WINTER

Licensing – The Collective Process℠


Innovative Design
- Patterns/Molds/Shape
- Colors/Materials
- Technical Insight
- Graphic Design
Consumer Insight
- Global perspective
- Competitive landscape
- Purchased research
- Collective DNA
Creative Marketing
- Imagery/Advertising
- Athlete/Entertainment/Music
- Promotions/Events/Direct to Consumer
- In-Store/Packaging
Brand Partners
Target Consumer
B2C + B2B Web Platform
- World Class Brand Building
- Unique Brand Websites
- Custom B2B Platform
- Frictionless Information Sharing
COLLECTIVE LICENSING INTERNATIONAL


AIRWALK
VISION STREET WEAR
LAMAR
SIMS
DUKES
hind

CLI: Compelling Growth

Continued Organic Growth Globally with Existing License Partners

New Licensing Partners

Continued Expansion of Categories with All Brands

Global Brand Platform

COLLECTIVE LICENSING INTERNATIONAL

CBI Synergies

Brand Expansion – Airwalk Premier Collection in Stride Rite Stores / Additional Focus in Payless Retail

Global Sourcing Opportunities with CBI – Significant Opportunity to Create Global Footwear Offering

Powerful Brand Acquisition Platform

COLLECTIVE LICENSING INTERNATIONAL

investor conference 2007

Darrel Pavelka – Executive Vice President; Sourcing, Distribution, & Planning

COLLECTIVE
BRANDS INC.

Efficient Operations

Development and execution of an integrated Supply Chain that will support the product life-cycle from concept to liquidation across all Collective Brands business units.

Key Business Enablers

- Merchandise Planning & Allocation
- Sourcing
- Logistics


on-trend
targeted
product
effective
brand
marketing
emotional
connection
with
customers
efficient
operations
great
shopping
experience

COLLECTIVE
BRANDS INC.

Efficient Operations

Merchandise Planning & Allocation

Build and manage total inventory plans, targeted store assortments and product life-cycle

Objective: To get the right product to the right store at the right time through more accurate distribution utilizing enhanced forecasting and demand planning models, resulting in greater customer connectivity, driving more profitable sales and less liquidation markdowns.

Key Processes

- inventory management
- assortment flow
- size distribution
- store clustering
- retail price management

Efficient Operations

Integrated Merchandise Planning & Execution Systems

Assortment Planning

- implemented new assortment planning software in Fall 2006
- system provides a perpetual planning & forecasting solution: rolling 52 weeks vs. static 3-month (quarterly) view
- can support multiple Distribution Centers
- improved velocity planning across time & geography with visibility of sales, receipts, & inventory at sub-chain levels weekly
- provides store-level inventory quantities, integrating into size buying

Size Buy

- implemented new size buy software in Fall 2006
- provides enhanced store-level size optimization for both case packs and solids (single shoe)
- improved case pack configuration purchase logic
- ability to plan initial distribution on back-to-sales quantities interactively
- improvement in initial size demand with progression to sales curves

Efficient Operations

Merchandise Planning & Allocation

Payless Store Groupings / Cluster Refinement

Meaningful, relevant, & actionable store groupings that will allow us to deliver targeted assortments based upon customer profiles of each store.

Key Objective

- define new store groupings based upon internal and external information
- enable our marketing and assortments to be more targeted
- develop link with Store Development on site selection

Price Optimization / Price System

- allows us to optimize price throughout a product's life-cycle
- extends our ability to price down to a store level
- supports our ability to keep aged inventory at very low levels.

Efficient Operations

Merchandise Planning & Allocation

- Flow consistent with customer shopping patterns, driving efficiencies across the supply chain and stores
- Use of optimization tools enables store-level price variation driving gross margin dollars and reducing markdowns
- Brought aged levels to historical lows, sustained through better life cycle management
- Gross margin rate improvement of approximate 400 basis points over last 3 years


Payless Gross Margin % by Season
37.0%
35.0%
33.0%
31.0%
29.0%
31.4%
30.2%
34.8%
31.9%
35.7%
34.1%
35.7%
SP '04
FL '04
SP '05
FL '05
SP '06
FL '06
SP '07

Efficient Operations

Merchandise Planning & Allocation - Stride Rite Integration:

Synergies exist between Payless & Stride Rite that will bring efficiencies across business planning & allocation processes, practices, & systems

Key Area of Focus

- business planning & reporting
- product planning & allocation processes
- leveraging merchandise systems across organizations
- leverage an integrated supply chain

Execution Timetable

- implement business planning & reporting – 4th Qtr 2007
- leverage merchandise systems beginning in 1st Qtr 2008
  - implement inventory management and size management (retail) – 1st Qtr 2008
  - integration of merchandise planning & allocation system – expected Spring 2009

Expected Outcomes

- improved in-stock position, increasing sales & customer satisfaction
- improved receipt flow, improvement to inventory turns, lower aged inventory
- improved assortment planning, down to the store level (retail)

Efficient Operations

Sourcing

Build and execute a Design, Product Development, and Sourcing organization that is integrated within a global supply chain

Establishment of a New York Design Office in Spring 2007

- Design function positioned to deliver trend-right proprietary product design supporting our brands & private labels
- Provides speed to market of new products, utilizing our integrated Product Development & Sourcing structure


3rd Party Agents
41%
Internal CBI
36%
Freelance
"Directed by CBI"
23%

Design source through 2Q07 of Payless pairs

Efficient Operations

Product Development

- continue to build out our product development team at Payless
- have established product development centers in China; provides speed, efficiency, & quality control to our sample creation process across a wide variety of product
- growing our percentage of Direct manufacturing from 49.5% in 2006 to nearly 60% in 2007, to 65% in 2008
- building a materials and costing library to provide greater efficiency and cost controls across product types

Sourcing

- approximately 93% of product at cost sourced in China, 7% in Vietnam, and <1% in Brazil
- consolidation of factory base, with focus on 14 core factories producing approximately 63% of footwear production
- integration of Stride Rite and Payless infrastructure for improved quality execution, factory loading, cost containment, & manufacturing efficiencies supporting production of approximately 220+ million pair
- largest component of 3-year combined synergy savings from 2008-2010

COLLECTIVE BRANDS INC.

Efficient Operations

Consolidating sourcing will drive financial model


Raw Materials Suppliers
500
400
300
200
100
0
500
340
150
2006
2007
2010 Goal

- Average shoe has 75-100 components
- Focus is on 25 main components that are broken into three categories
  - Unseen components – e.g. foam and counter
  - Selling features – e.g. leather and outsole
  - Seen & less important – e.g. lining
- In 2007 expect that only 3% of materials will be purchased directly from raw material suppliers. Goal is to get to 80% which will drive gross margin long-term

COLLECTIVE BRANDS INC.

Efficient Operations

Logistics

Build and execute a global logistics network integrating Stride Rite and Payless assets

Key Objectives

- reduced transportation costs
- speed to market
- increased flexibility
- improved efficiency
- reduced risk

Expansion of Payless distribution network

- opened western D.C. in summer of 2007 servicing 1,500 stores west of the Rockies
- planned opening of eastern D.C. (Brookville, Ohio) in summer of 2008 to service 2,800 stores (balance of Payless chain in N. America)

Integration of Stride Rite facilities into CBI logistics network

- Huntington, Indiana; Louisville, Kentucky

Efficient Operations

Logistics

Areas of opportunity through consolidation of distribution networks and key metrics

- consolidation of ocean containers into one network
- share overseas consolidation services
- leverage container cube optimization logic
- reduction of transload operation costs
- leverage inbound carrier rates for Collective Brands

Efficient Operations

Extension and integration of distribution network will have favorable impact on:

- working capital management
- reduced days from factory to store
- stronger in-stock position
- higher inventory turnover
- gross margin improvement



Supply Chain Days
120
100
80
60
40
20
0
112
110
107
90
2005
2006
2007
2010 Goal

investor conference 2007

Rick Porzig – Senior Vice President; Chief Financial Officer

Collective Brands

Finance Agenda

- Quarterly timing of results for Collective Brands
- Deliver mid-to-high teens compounded annual growth rate (CAGR) in operating income through 2009, excluding purchase accounting. On GAAP basis, operating income CAGR of low-teens.
- Stride Rite acquisition accretive to FY08 earnings before effects of purchase accounting, but not accretive on GAAP basis.
- Substantial synergies identified, both cost and revenue based.
- Leverage ratio (lease adjusted) to return to pre-acquisition level.

Collective Brands

Payless + Stride Rite Results


Sales ($M)
$1,000
$750
$500
$250
$0
956
842
882
899
785
861
779
847
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
Collective Brands fiscal calendar
2005
2006
2007


Operating Income ($M)
$100
$80
$60
$40
$20
$0
-$20
69
83
91
45
61
55
36
54
0
20
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
Collective Brands fiscal calendar
2005
2006
2007

- Stride Rite had November fiscal year-end before transaction, but will now conform to Collective Brands fiscal calendar.
- Collective Brands Q3 results to include Stride Rite results from August 18.
- Payless Q4 2006 was 14 weeks with $36M of additional sales.

Collective Brands

Financial Outlook Long-term Guidance Reiterated:

Excluding purchase accounting, 2006 – 2009 CAGR in operating profit expected to be in mid-to-upper teens. Including purchase accounting, 2006 – 2009 CAGR in operating profit expected to be in low-teens on GAAP basis.


Operating Profit (in mil.)
Range of expected CAGR
$370
$326
$218
2006
2009E
19%
18%
17%
16%
15%
14%
13%
12%
mid-to-upper teens
low-teens

Collective Brands
Earnings and Synergies Guidance

- Stride Rite acquisition accretive to FY08 earnings before effects of purchase accounting, but not accretive on GAAP basis. That is, FY 2008 Stride Rite operating profit contribution to Collective Brands expected to exceed incremental annual interest expense.
- Estimated 2008 - 2010 cumulative synergies of approximately $45-to-$50 million with annual savings of $25-to-$30 million in 2010
  - 2008, $5 million; 2009, $12-to-$15 million; 2010, $25-to-$30 million
  - Largest opportunities relate to supply chain
  - Saving opportunities currently underway include: manufacturing costs, raw materials, container shipping costs, in-bound freight, corporate overhead, public company costs
- Realization of cost synergies alone will achieve positive net present value associated with acquisition of Stride Rite
- In addition, revenue opportunities available through longer term brand marketing/ management, new retail concepts, etc.

Collective Brands
Capital Structure Update

- Collective Brands expects FY 2008 incremental interest expense of nearly $60M for the acquisition related debt
- Leverage ratio as defined by lease adjusted total debt / EBITDAR expected to return to pre-acquisition level by end of FY 2009, 4.6 times

investor conference 2007

Doug Treff – Executive Vice President; Chief Administrative Officer

COLLECTIVE BRANDS INC.

Collective Brands

Investing Prudently in Business: Projected Capital Expenditures

FY2007 - $175 mil


29%
45%
26%
Stores
Supply Chain
Other

- Supply chain initiative helps drive FY08 expected Capex to ~$160M
- FY09 and beyond Capex will be $120M - $130M due to completion of supply chain projects
- Current estimates exclude any new retail concepts that may be tested
- Expect depreciation and amortization of $110M in 2007 and $125M in 2008 (before purchase accounting)*

*= The impact of purchase accounting on the total D&A is still being determined at this time.

COLLECTIVE BRANDS INC.

Collective Brands

Benefits of a Hybrid (Retail/Wholesale/Licensing) Business Model

- **Gross Margin** – Leverages significant sourcing and manufacturing benefits to improve gross margin.
- **Operating Earnings Growth**— Hybrid model less capital intensive and provides opportunity to drive earnings growth at higher rate than retail peers
- **Liquidity**—Expected to deliver Free Cash Flow growth in excess of pure retail model.
- **Asset Efficiency**— Expect improved working capital productivity by leveraging physical distribution network and inventory management systems.


ROIC vs. WACC
ROIC
WACC
15%
12%
9%
6%
2008E
2009E
2010E
2011E

2008 - 2011 ROIC includes a mid-teen operating income growth rate and does not include purchase accounting because the total impact of purchase accounting is still being determined at this time.

Source: Collective Brands, Inc., IBES

COLLECTIVE BRANDS INC.

Collective Brands

ROIC


Competition's Return on Invested Capital
18%
15%
12%
9%
6%
3%
0%
11%
16%
13%
Shoe/ General Retail[1]
Integrated Brand/Retail[2]
Apparel/ Accessories[3]

Note: ROIC is calculated as tax-affected EBIT over average invested capital. Competitive set utilizes LTM public data.
[1] Shoe/general retail companies include: Foot Locker, The Finish Line, Shoe Carnival, DSW Shoes, Brown Shoe Co., TJX Companies, and Ross Stores
[2] Integrated footwear brand/retail companies include: Wolverine World Wide, Deckers, Timberland, Skechers, Weyco, and Steve Madden
[3] Apparel/accessory companies include: Gap, Limited Brands, VF Corp, Liz Claiborne, Phillips Van Heusen, Fossil, and Kenneth Cole Productions

COLLECTIVE BRANDS INC.

Collective Brands

Valuation



Historical Share Price Performance
375%
350%
325%
300%
275%
250%
225%
200%
175%
150%
125%
100%
75%
50%
Sep-04
Sep-05
Sep-06
Sep-07
Collective Brands
Integrated footwear brand/retail ²
S&P 500
Shoe/ general retailers ¹
Apparel & Accessories ³



Historical Enterprise Value / Forward EBITDA multiple vs. Peers 3-year Average
10
8
6
4
6.4
7.4
8.6
7.8
Collective Brands
Shoe/ General Retail ¹
Integrated Brand/ Retail ²
Apparel/ Accessories ³

	Collective Brands	Shoe/ General Retail [1]	Integrated Brand/ Retail [2]	Apparel/ Accessories [3]
9/14/07 Multiple:	6.2	6.8	8.6	8.9

Source: Factset, IBES
Note: Current market data as of September 14, 2006. Chart reflects median figures for respective peer set on a weekly basis.
[1] Shoe/general retail companies include: Foot Locker, The Finish Line, Shoe Carnival, DSW Shoes, Brown Shoe Co., TJX Companies, and Ross Stores
[2] Integrated footwear brand/retail companies include: Wolverine World Wide, Deckers, Timberland, Skechers, Weyco, and Steve Madden
[3] Apparel/accessory companies include: Gap, Limited Brands, VF Corp, Liz Claiborne, Phillips Van Heusen, Fossil, and Kenneth Cole Productions

COLLECTIVE BRANDS INC.

investor conference 2007

Matt Rubel - Chief Executive Officer and President

COLLECTIVE BRANDS INC.

Collective Brands

What we intend to be: The preeminent, consumer-centric, global footwear, accessories and lifestyle brand company

We intend to get there through our:

- Well-recognized and growing portfolio of brands
- Hybrid business model with diverse channels to serve customers
- Enhanced international growth opportunities
- Vertically-integrated, highly efficient supply chain
- Growth and integration strategies at Stride Rite
- Seasoned management team

COLLECTIVE BRANDS INC.

Collective Brands

Well Recognized and Growing Portfolio of Brands

- Mass market and premium brands allows Company to reach
  - Expanded customer base
  - At multiple price points
- Iconic brands
  - American Eagle - 45% increase in junior sales YTD
  - Airwalk – 49% sales increase YTD
- Exclusive opportunities
- Ability to license valuable brands
- Brands which deliver higher store productivity
- Brands for high-growth segments of industry (e.g. junior, lifestyle, children's)

Collective Brands

Hybrid business model with diverse channels to serve customers

- Retail distribution of approximately 4,300 stores in U.S. and 4,900 stores worldwide
- Over half-billion dollar wholesale business with even greater returns on capital than retail
- Smaller channels
  - Licensing - high-growth, high-return model
  - eCommerce - shared infrastructure to leverage efficiencies and drive profitability of each unique brand
- Allows Collective Brands to serve more customers in more ways
  - Leverage brands through multiple channels
  - Capturing additional market share
- Cash flow generation allows company to be self-funding and make investments in business, de-leverage, and/or stock repurchase


stride rite

Collective Brands

Enhanced international growth opportunities

- Strong international sales trends YTD through 2Q07
  - Payless and Stride Rite both +9%
- Payless
  - International margin expansion
  - Square footage growth opportunities in Latin America
- Stride Rite
  - Europe largest and fastest growing region
  - Priorities include integrating operations, building world class team, leveraging Collective Brands
  - 2008 goal of 14% international sales growth

2006 International Sales



Stride Rite $80 million
Payless $402 million

Notes: Stride Rite 2Q YTD sales based on its former Nov-end fiscal calendar. 2006 international sales based on the fiscal years of the companies as they existed in 2006.

COLLECTIVE BRANDS INC.

Collective Brands

Vertically-integrated, highly efficient supply chain

Scope and scale to get to market more quickly and cost efficiently from design and development to sourcing, logistics and distribution

- Improved speed-to-market facilitates improving in-stock position
- Greater scale and efficiency contributes to long-term gross margin expansion

Infrastructure benefits

- Sustainable competitive advantage with barriers to entry
- Leverages low-cost platform to realize integration benefits of acquisitions and maximizes profitability as Collective Brands grows
- Maintains ownership over line of products contributing to differentiation
- Removes days from supply chain serving retail, wholesale and e-commerce customers better

COLLECTIVE BRANDS INC.

Collective Brands

Growth and integration strategies at Stride Rite

Realization of cost synergies alone will achieve positive NPV associated with acquisition of Stride Rite

New, incremental retail opportunities

- Capture Stride Rite Children's Group opportunities by extending merchandising programs and marketing up to 10 year olds
  - Exclusive skate line from Airwalk
  - Exclusive Disney opportunities
- New store concept(s) to test: Children's store mixing Payless and Stride Rite brands in 2008

New, incremental wholesale and brand opportunities

- Sperry Top-Sider women's footwear, non-boat footwear, apparel and licenses
- Expanding Ked's beyond canvas and vulcanized styles and adding new innovative comfort features
- Dominate running channel with Saucony

COLLECTIVE BRANDS INC.

COLLECTIVE

BRANDS INC.

Payless ShoeSource

COLLECTIVE LICENSING INTERNATIONAL

THE STRIDE RITE CORPORATION

COLLECTIVE BRANDS INC.